UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36569	35-2318913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road South Building
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 671-8001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2025, Lantheus Holdings, Inc. (the “Company”) announced via press release its financial results as of and for the three and nine months ended September 30, 2025. A copy of that press release is being furnished as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2025, the Company announced that Brian Markison, the Company’s Chief Executive Officer and a member of the Company’s board of directors (the “Board”), notified the Board on November 2, 2025, that he will retire from the Company effective December 31, 2025 (the “Effective Date”). In connection with his retirement and in accordance with the terms of his employment agreement with the Company, Mr. Markison will also resign from the Board on the Effective Date. Mr. Markison’s decision to retire from all positions held at the Company is not related to any disagreement with the Company on any matter relating to its operations, policies, or practices. Mr. Markison has agreed to serve as a strategic advisor to the Company through at least March 31, 2026.

The Company has also announced that Mary Anne Heino, the Chair of the Board, has been appointed Executive Chair of the Company effective on November 7, 2025 (the “Appointment Date”) and will serve as the Company’s principal executive officer as of the Appointment Date. In addition, the Board appointed Ms. Heino as the Company’s Interim Chief Executive Officer effective on January 1, 2026. Ms. Heino, 65, has served as a member of the Board since August 2015, and became the Chair of the Board and a member of the Science and Technology Committee in March 2024. She previously served in the following roles at the Company: Chief Executive Officer from August 2015 until March 1, 2024; President from August 2015 until March 2023; Chief Operating Officer from March 2015 until August 2015; and Chief Commercial Officer from April 2013 (when she joined the Company) until March 2015.

Ms. Heino was not selected as Executive Chair or Interim Chief Executive Officer pursuant to any arrangement or understanding between her and any other person. There are no related party transactions between the Company and Ms. Heino, except that she previously entered into an indemnification agreement with the Company in connection with her service as a member of the Board that will remain in effect. There are no family relationships between Ms. Heino and any director or executive officer of the Company.

On October 31, 2025, Paul Blanchfield, President, notified the Company that he has accepted a role at another company and is leaving Lantheus, effective November 7, 2025. In addition, Amanda Morgan will return from leave and continue in her role as Chief Commercial Officer, reporting directly to Ms. Heino.

In connection with her appointment as Executive Chair and continuing through her tenure as Interim Chief Executive Officer, Ms. Heino will receive $83,333 per month in base salary, which reflects an annual rate of $1,000,000. She will also be eligible to receive a bonus in respect of fiscal 2026 with a target of 110% of her base salary, which shall be prorated based on her period of service as Interim Chief Executive Officer. In addition, Ms. Heino will be granted equity awards with an aggregate grant date fair value of $1,500,000 on November 13, 2025 (the “Grant Date”). The equity awards will consist of 50% in Black-Scholes value for options to purchase the Company’s common stock with an exercise price equal to the closing price of the common stock on the Grant Date and 50% restricted stock units, all of which will vest in full on the first anniversary of the Grant Date, so long as Ms. Heino continues to provide services to the Company through such date.

Item 7.01 Regulation FD Disclosure.

On November 6, 2025, the Company issued a press release announcing its leadership transition plan. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release of Lantheus Holdings, Inc. dated November 6, 2025, entitled “Lantheus Reports Third Quarter 2025 Financial Results and Provides Business Update”

99.2*	Press release of Lantheus Holdings, Inc. dated November 6, 2025, entitled “Lantheus Announces Leadership Transition Plan”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: November 6, 2025